Discontinued Operations - Cash flow (Details) - Legacy Products And Manufacturing Facility [Member] - Discontinued Operations, Held-for-sale or Disposed of by Sale [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Cash flows from operating activities:
Depreciation and amortization	$ 19,118	$ 53,734
Share compensation	1,008	942
Impairment of intangibles	43,273	266,017
Cash flows from investing activities:
Purchase of property, plant and equipment	$ (2,304)	$ (3,883)